UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03595

Name of Fund: BlackRock Healthcare Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Healthcare Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Annual Report

BlackRock Healthcare Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this share-
holder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous nat-
ural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earn-
ings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in
2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a steady rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	16.36%	17.22%
US small cap equities (Russell 2000® Index)	23.73	22.20
International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18
Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.
As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of April 30, 2011

Investment Objective

BlackRock Healthcare Fund, Inc.'s (the “Fund”) investment objective is to seek long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period, the Fund’s Investor A and Institutional
Shares outperformed its benchmark, the Russell 3000® Healthcare
Index, while the Fund’s Investor B, Investor C and Class R Shares underperformed the index. All shares of the Fund outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Healthcare Index.

What factors influenced performance?

• The Fund’s outperformance relative to the benchmark was attributa-
ble to both sub-sector allocation and stock selection. The largest contributor to Fund performance was the pharmaceuticals sub-
sector, which saw significant contributions from holdings in Abbott
Laboratories, Shire Pharmaceuticals Plc and Warner Chilcott Plc.,
Class A. The biotechnology sub-sector provided the next-largest relative contribution, with standout performances from holdings in Alexion Pharmaceuticals, Inc., Genzyme Corp. and Vertex
Pharmaceuticals, Inc. Finally, the medical devices & supplies sub-
sector contributed to performance, fueled by strong returns on hold-
ings in Medtronic, Inc., Intuitive Surgical, Inc. and Masimo Corp.

• Detracting from performance was the Fund’s holding in Genoptix
Inc., a medical laboratory that provides services to hematologists and oncologists. The company reported disappointing earnings and lowered long-term expectations for growth. The Fund’s overweight allocation to the healthcare providers & services sub-sector relative to the benchmark index also had a negative impact. While all of the sub-sectors performed well for the period, healthcare providers
& services lagged the others despite standout gains from its leading constituents, health maintenance organizations WellPoint Inc.
and Cigna Corp.

Describe recent Fund activity.

• During the 12-month period, the Fund’s positioning in biotechnology moved from a large overweight to an underweight relative to the bench-
mark index as we reduced the Fund’s holdings in that space. We added to the Fund’s position in pharmaceuticals, which by the end of the period represented the largest sub-sector allocation in the Fund on an absolute basis, although it remains an underweight relative to the benchmark index. The Fund remains solidly overweight in healthcare providers & services, where strong performance from its existing hold-
ings along with additions to select holdings increased the Fund’s weighting in the sub-sector over the period.

Describe Fund positioning at period end.

• At period end, the Fund continued to be positioned for slow economic growth, with low expectations for inflation. In an absolute sense, sub-sector weightings favored pharmaceuticals, followed by health-
care providers & services, healthcare equipment & supplies and biotechnology.

• On March 14, 2011, the Board of Directors of the Fund approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Health Sciences Opportunities
Portfolio, a series of BlackRock Funds, will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Health Sciences
Opportunities Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Pfizer, Inc.	7%
Merck & Co., Inc.	5
Abbott Laboratories	4
WellPoint, Inc.	4
Express Scripts, Inc.	4
AmerisourceBergen Corp.	4
UnitedHealth Group, Inc.	3
Celgene Corp.	3
Bristol-Myers Squibb Co.	3
Cigna Corp.	3

Percent of
Long-Term
Industry Allocation	Investments
Pharmaceuticals	38%
Health Care Providers & Services	33
Health Care Equipment & Supplies	11
Biotechnology	10
Life Sciences Tools & Services	7
Internet Software & Services	1

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
[2] The Fund invests worldwide in equity securities of companies that, in the opinion of Fund management, derive or are expected toderive a sub-
stantial portion of their sales from products or services in healthcare.
[3] This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New YorkStock Exchange
(“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[4] This unmanaged index features companies involved in medical services or healthcare in the Russell 3000® Index.

Performance Summary for the Period Ended April 30, 2011

				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	17.38%	18.69%	N/A	5.91%	N/A	5.42%	N/A
Investor A	17.11	18.38	12.16%	5.62	4.49%	5.15	4.59%
Investor B	16.81	17.47	12.97	4.72	4.44	4.50	4.50
Investor C	16.77	17.44	16.44	4.77	4.77	4.31	4.31
Class R	16.90	17.54	N/A	5.05	N/A	4.80	N/A
S&P 500® Index	16.36	17.22	N/A	2.95	N/A	2.82	N/A
Russell 3000® Healthcare Index	16.84	17.93	N/A	5.31	N/A	2.86	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of the Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares.
Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses including advisory fees, service and distribution fees, including
12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on November
1, 2010 and held through April 30, 2011) is intended to assist sharehold-
ers both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses
Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help sharehold-
ers determine the relative total expenses of owning different funds.
If these transactional expenses were included, shareholder expenses would have been higher.

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[1]	November 1, 2010	April 30, 2011	During the Period[1]	Expense Ratio
Institutional	$1,000.00	$1,173.80	$ 6.95	$1,000.00	$1,018.40	$ 6.46	1.29%
Investor A	$1,000.00	$1,171.10	$ 8.40	$1,000.00	$1,017.06	$ 7.80	1.56%
Investor B	$1,000.00	$1,168.10	$13.01	$1,000.00	$1,012.80	$12.08	2.42%
Investor C	$1,000.00	$1,167.70	$12.79	$1,000.00	$1,013.00	$11.88	2.38%
Class R	$1,000.00	$1,169.00	$11.89	$1,000.00	$1,013.84	$11.04	2.21%
[1] For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown).
[2] Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 9.0%
Alexion Pharmaceuticals, Inc. (a)	49,212	$ 4,768,151
Amgen, Inc. (a)	100,000	5,685,000
Celgene Corp. (a)	156,000	9,185,280
Cephalon, Inc. (a)	20,000	1,536,000
Dendreon Corp. (a)	19,000	825,170
Gilead Sciences, Inc. (a)	100,000	3,884,000
Human Genome Sciences, Inc. (a)	25,000	736,750
Onyx Pharmaceuticals, Inc. (a)	104,600	3,929,822
		30,550,173
Chemicals — 0.1%
Sigma-Aldrich Corp.	5,000	352,900
Health Care Equipment & Supplies — 9.6%
Baxter International, Inc.	100,000	5,690,000
Becton Dickinson & Co.	30,000	2,578,200
Covidien Plc	95,000	5,290,550
Intuitive Surgical, Inc. (a)	5,000	1,748,500
Masimo Corp.	45,000	1,565,550
Medtronic, Inc.	84,500	3,527,875
Sirona Dental Systems, Inc. (a)	19,000	1,084,330
St. Jude Medical, Inc.	50,000	2,672,000
Stryker Corp.	55,000	3,245,000
Varian Medical Systems, Inc. (a)	30,000	2,106,000
Zimmer Holdings, Inc. (a)	45,000	2,936,250
		32,444,255
Health Care Providers & Services — 29.5%
AMERIGROUP Corp. (a)	10,800	737,640
Aetna, Inc.	177,500	7,344,950
AmerisourceBergen Corp.	262,600	10,672,064
Cardinal Health, Inc.	19,000	830,110
Cigna Corp.	181,000	8,476,230
Express Scripts, Inc. (a)	220,000	12,482,800
HCA Holdings, Inc. (a)	250,000	8,200,000
Health Management Associates, Inc., Class A (a)	110,000	1,240,800
Kindred Healthcare, Inc. (a)	30,000	756,600
Laboratory Corp. of America Holdings (a)	51,000	4,919,970
LifePoint Hospitals, Inc. (a)	21,000	873,810
McKesson Corp.	17,700	1,469,277
Medco Health Solutions, Inc. (a)	110,000	6,526,300
Omnicare, Inc.	23,000	722,660
Patterson Cos., Inc.	10,000	347,100
Quest Diagnostics, Inc.	83,000	4,679,540
UnitedHealth Group, Inc.	215,000	10,584,450
Universal Health Services, Inc., Class B	32,100	1,758,438
WellCare Health Plans, Inc. (a)	97,500	4,271,475
WellPoint, Inc.	170,000	13,054,300
		99,948,514
Internet Software & Services — 1.4%
WebMD Health Corp., Class A (a)(b)	80,106	4,635,734

Common Stocks	Shares	Value
Life Sciences Tools & Services — 6.5%
Agilent Technologies, Inc. (a)	110,000	$ 5,490,100
Covance, Inc. (a)	6,900	431,940
Illumina, Inc. (a)	25,000	1,774,500
Life Technologies Corp. (a)	60,000	3,312,000
Thermo Fisher Scientific, Inc. (a)	90,000	5,399,100
Waters Corp. (a)	56,700	5,556,600
		21,964,240
Pharmaceuticals — 34.0%
Abbott Laboratories	260,000	13,530,400
Allergan, Inc.	80,800	6,428,448
Bayer AG	20,000	1,755,891
Bristol-Myers Squibb Co.	310,000	8,711,000
Eli Lilly & Co.	60,000	2,220,600
GlaxoSmithKline Plc	30,000	655,351
GlaxoSmithKline Plc — ADR	60,000	2,619,600
Hospira, Inc. (a)	70,000	3,971,100
Johnson & Johnson	120,000	7,886,400
Merck & Co, Inc.	400,000	14,380,000
Mylan, Inc. (a)	20,000	498,400
Novartis AG, Registered Shares	65,000	3,854,511
Pfizer, Inc.	1,030,000	21,588,800
Roche Holding AG	20,000	3,246,396
Sanofi	65,000	5,142,604
Shire Pharmaceuticals Plc — ADR	60,000	5,592,600
Teva Pharmaceutical Industries Ltd.	100,000	4,573,000
Warner Chilcott Plc, Class A	360,000	8,298,000
		114,953,101
Total Long-Term Investments
(Cost — $232,560,029) — 90.1%		304,848,917
Short-Term Securities
BlackRock Liquidity Funds, TempCash,
Institutional Class, 0.13% (c)(d)	18,370,482	18,370,482
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.23% (c)(d)(e)	$ 468	468,000
Total Short-Term Securities
(Cost — $18,838,482) — 5.5%		18,838,482
Total Investments (Cost — $251,398,511*) — 95.6%		323,687,399
Other Assets Less Liabilities — 4.4%		14,754,873
Net Assets — 100.0%		$338,442,272

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$252,645,570
Gross unrealized appreciation	$ 71,445,111
Gross unrealized depreciation	(403,282)
Net unrealized appreciation	$ 71,041,829

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:
ADR	American Depositary Receipts
DKK	Danish Krone
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 7

Schedule of Investments (concluded)

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

Shares/Beneficial		Shares/Beneficial
Interest Held at		Interest Held at
	April 30,	Net	April 30,
Affiliate	2010	Activity	2011	Income
BlackRock Liquidity
Funds, TempCash,
Institutional Class	15,616,332	2,754,150	18,370,482	$10,103
BlackRock Liquidity
Series, LLC Money
Market Series	$30,687,000 $(30,219,000)		$ 468,000	$19,760

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Foreign currency exchange contracts as of April 30, 2011 were as follows:

Unrealized
Currency	Currency		Settlement Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)
USD 2,525,060 DKK 12,700,321		State Street
		Global Markets	5/04/11	$ 2,753
USD 216,141 GBP 129,904		State Street
		Global Markets	5/05/11	(842)
Total				$ 1,911

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summa-
rized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of invest-
ments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative finan-
cial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$ 30,550,173	—	—	$ 30,550,173
Chemicals	352,900	—	—	352,900
Health Care
Equipment
& Supplies	32,444,255	—	—	32,444,255
Health Care
Providers
& Services	99,948,514	—	—	99,948,514
Internet Software
& Services	4,635,734	—	—	4,635,734
Life Sciences
Tools & Services .	21,964,240	—	—	21,964,240
Pharmaceuticals	100,298,348	$14,654,753	—	114,953,101
Short-Term
Securities	18,370,482	468,000	—	18,838,482
Total	$308,564,646 $15,122,753		—	$323,687,399

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange contracts	—	$ 2,753	—	$2,753
Liabilities:
Foreign currency
exchange contracts	—	(842)	—	(842)
Total	—	$ 1,911	—	$1,911

1 Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

8 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Statement of Assets and Liabilities
April 30, 2011
Assets
Investments at value — unaffiliated (including securities loaned at value of $462,960) (cost — $232,560,029)	$ 304,848,917
Investments at value — affiliated (cost — $18,838,482)	18,838,482
Unrealized appreciation on foreign currency exchange contracts	2,753
Investments sold receivable	28,857,802
Capital shares sold receivable	962,895
Dividends receivable	277,138
Securities lending income receivable — affiliated	1,236
Prepaid expenses	18,968
Total assets	353,808,191
Liabilities
Collateral on securities loaned, at value	468,000
Bank overdraft on foreign currency	154
Unrealized depreciation on foreign currency exchange contracts	842
Investments purchased payable	13,814,127
Capital shares redeemed payable	502,211
Investment advisory fees payable	246,324
Service and distribution fees payable	84,866
Other affiliates payable	1,780
Officer's and Directors' fees payable	153
Other accrued expenses payable	246,857
Other liabilities	605
Total liabilities	15,365,919
Net Assets	$ 338,442,272
Net Assets Consist of
Paid-in capital	$ 241,869,454
Undistributed net investment income	842
Accumulated net realized gain	24,277,386
Net unrealized appreciation/depreciation	72,294,590
Net Assets	$ 338,442,272
Net Asset Value
Institutional — Based on net assets of $88,038,356 and 11,945,337 shares outstanding, 200 million shares authorized, $0.10 par value	$ 7.37
Investor A — Based on net assets of $173,389,155 and 26,574,276 shares outstanding, 100 million shares authorized, $0.10 par value	$ 6.52
Investor B — Based on net assets of $9,282,631 and 2,246,730 shares outstanding, 250 million shares authorized, $0.10 par value	$ 4.13
Investor C — Based on net assets of $56,311,343 and 13,719,973 shares outstanding, 100 million shares authorized, $0.10 par value	$ 4.10
Class R — Based on net assets of $11,420,787 and 2,684,950 shares outstanding, 250 million shares authorized, $0.10 par value	$ 4.25

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 9

Statement of Operations
Year Ended April 30, 2011
Investment Income
Dividends	$ 6,778,475
Foreign taxes withheld	(19,910)
Securities lending — affiliated	19,760
Dividends — affiliated	10,103
Total income	6,788,428
Expenses
Investment advisory	2,908,896
Service — Investor A	337,743
Service and distribution — Investor B	102,924
Service and distribution — Investor C	525,186
Service and distribution — Class R	53,713
Transfer agent — Institutional	133,977
Transfer agent — Investor A	227,767
Transfer agent — Investor B	32,139
Transfer agent — Investor C	126,080
Transfer agent — Class R	57,355
Professional	82,720
Reorganization	81,928
Printing	80,227
Registration	73,649
Accounting services	68,138
Custodian	32,439
Officer and Directors	10,394
Miscellaneous	31,423
Total expenses	4,966,698
Less fees waived by advisor	(3,996)
Less fees paid indirectly	(2,029)
Total expenses after fees waived and paid indirectly	4,960,673
Net investment income	1,827,755
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	39,891,398
Options written	287,513
Foreign currency transactions	11,469
40,190,380
Net change in unrealized appreciation/depreciation on:
Investments	4,931,747
Foreign currency transactions	(293)
4,931,454
Total realized and unrealized gain	45,121,834
Net Increase in Net Assets Resulting from Operations	$ 46,949,589

See Notes to Financial Statements.

10 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Statements of Changes in Net Assets
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income (loss)	$ 1,827,755	$ (2,898,178)
Net realized gain	40,190,380	32,728,969
Net change in unrealized appreciation/depreciation	4,931,454	54,148,611
Net increase in net assets resulting from operations	46,949,589	83,979,402
Dividends to Shareholders From
Net investment income:
Institutional	(642,297)	—
Investor A	(997,377)	—
Investor B	(67,202)	—
Investor C	(419,352)	—
Class R	(101,342)	—
Decrease in net assets resulting from dividends to shareholders	(2,227,570)	—
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(43,137,661)	(45,477,230)
Net Assets
Total increase in net assets	1,584,358	38,502,172
Beginning of year	336,857,914	298,355,742
End of year	$ 338,442,272	$ 336,857,914
Undistributed net investment income	$ 842	$ 39,869

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 11

Financial Highlights
	Institutional
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 6.26	$ 4.79	$ 5.95	$ 7.08	$ 7.29
Net investment income (loss)[1]	0.07	(0.03)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.09	1.50	(1.13)	(0.14)	0.67
Net increase (decrease) from investment operations	1.16	1.47	(1.16)	(0.17)	0.63
Dividends and distributions from:
Net investment income	(0.05)	—	—	—	—
Net realized gain	—	—	—	(0.92)	(0.84)
Tax return of capital	—	—	—	(0.04)	—
Total dividends and distributions	(0.05)	—	—	(0.96)	(0.84)
Net asset value, end of year	$ 7.37	$ 6.26	$ 4.79	$ 5.95	$ 7.08
Total Investment Return[2]
Based on net asset value	18.69%	30.69%	(19.50)%	(3.54)%	10.62%
Ratios to Average Net Assets
Total expenses	1.32%	1.32%	1.35%	1.29%	1.33%
Total expenses after fees waived	1.32%	1.31%	1.35%	1.29%	1.33%
Net investment income (loss)	0.98%	(0.50)%	(0.62)%	(0.42)%	(0.64)%
Supplemental Data
Net assets, end of year (000)	$ 88,038	$ 109,190	$ 94,282	$ 132,784	$ 147,755
Portfolio turnover	138%	96%	156%	163%	152%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Financial Highlights (continued)
	Investor A
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 5.55	$ 4.26	$ 5.31	$ 6.41	$ 6.69
Net investment income (loss)[1]	0.04	(0.04)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.97	1.33	(1.01)	(0.12)	0.61
Net increase (decrease) from investment operations	1.01	1.29	(1.05)	(0.16)	0.56
Dividends and distributions from:
Net investment income	(0.04)	—	—	—	—
Net realized gain	—	—	—	(0.90)	(0.84)
Tax return of capital	—	—	—	(0.04)	—
Total dividends and distributions	(0.04)	—	—	(0.94)	(0.84)
Net asset value, end of year	$ 6.52	$ 5.55	$ 4.26	$ 5.31	$ 6.41
Total Investment Return[2]
Based on net asset value	18.38%	30.28%	(19.77)%	(3.80)%	10.43%
Ratios to Average Net Assets
Total expenses	1.58%	1.57%	1.62%	1.52%	1.57%
Total expenses after fees waived	1.58%	1.57%	1.62%	1.52%	1.57%
Net investment income (loss)	0.77%	(0.76)%	(0.89)%	(0.64)%	(0.89)%
Supplemental Data
Net assets, end of year (000)	$173,389	$ 145,577	$ 122,869	$ 175,094	$ 160,652
Portfolio turnover	138%	96%	156%	163%	152%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 13

Financial Highlights (continued)
	Investor B
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 3.54	$ 2.75	$ 3.45	$ 4.44	$ 4.93
Net investment loss[1]	(0.00)[2]	(0.05)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.61	0.84	(0.65)	(0.06)	0.41
Net increase (decrease) from investment operations	0.61	0.79	(0.70)	(0.12)	0.34
Dividends and distributions from:
Net investment income	(0.02)	—	—	—	—
Net realized gain	—	—	—	(0.83)	(0.83)
Tax return of capital	—	—	—	(0.04)	—
Total dividends and distributions	(0.02)	—	—	(0.87)	(0.83)
Net asset value, end of year	$ 4.13	$ 3.54	$ 2.75	$ 3.45	$ 4.44
Total Investment Return[3]
Based on net asset value	17.47%	28.73%	(20.29)%	(4.49)%	9.41%
Ratios to Average Net Assets
Total expenses	2.47%	2.46%	2.47%	2.37%	2.36%
Total expenses after fees waived	2.47%	2.46%	2.47%	2.37%	2.36%
Net investment loss	(0.04)%	(1.69)%	(1.74)%	(1.52)%	(1.67)%
Supplemental Data
Net assets, end of year (000)	$ 9,283	$ 13,100	$ 21,003	$ 44,711	$ 68,034
Portfolio turnover	138%	96%	156%	163%	152%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Financial Highlights (continued)
	Investor C
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 3.52	$ 2.73	$ 3.42	$ 4.43	$ 4.92
Net investment loss[1]	(0.00)[2]	(0.05)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.61	0.84	(0.64)	(0.06)	0.41
Net increase (decrease) from investment operations	0.61	0.79	(0.69)	(0.12)	0.34
Dividends and distributions from:
Net investment income	(0.03)	—	—	—	—
Net realized gain	—	—	—	(0.85)	(0.83)
Tax return of capital	—	—	—	(0.04)	—
Total dividends and distributions	(0.03)	—	—	(0.89)	(0.83
Net asset value, end of year	$ 4.10	$ 3.52	$ 2.73	$ 3.42	$ 4.43
Total Investment Return[3]
Based on net asset value	17.44%	28.94%	(20.18)%	(4.62)%	9.47%
Ratios to Average Net Assets
Total expenses	2.40%	2.40%	2.43%	2.35%	2.36%
Total expenses after fees waived	2.40%	2.40%	2.43%	2.35%	2.36%
Net investment loss	(0.06)%	(1.59)%	(1.70)%	(1.47)%	(1.67)%
Supplemental Data
Net assets, end of year (000)	$ 56,311	$ 57,637	$ 51,982	$ 70,452	$ 69,535
Portfolio turnover	138%	96%	156%	163%	152%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 15

Financial Highlights (concluded)
	Class R
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 3.65	$ 2.82	$ 3.53	$ 4.57	$ 5.04
Net investment income (loss)[1]	0.01	(0.04)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.62	0.87	(0.66)	(0.06)	0.42
Net increase (decrease) from investment operations	0.63	0.83	(0.71)	(0.11)	0.37
Dividends and distributions from:
Net investment income	(0.03)	—	—	—	—
Net realized gain	—	—	—	(0.89)	(0.84)
Tax return of capital	—	—	—	(0.04)	—
Total dividends and distributions	(0.03)	—	—	(0.93)	(0.84)
Net asset value, end of year	$ 4.25	$ 3.65	$ 2.82	$ 3.53	$ 4.57
Total Investment Return[2]
Based on net asset value	17.54%	29.43%	(20.11)%	(4.29)%	9.98%
Ratios to Average Net Assets
Total expenses	2.19%	2.15%	2.26%	2.06%	1.88%
Total expenses after fees waived	2.19%	2.15%	2.26%	2.06%	1.88%
Net investment income (loss)	0.15%	(1.30)%	(1.53)%	(1.16)%	(1.20)%
Supplemental Data
Net assets, end of year (000)	$ 11,421	$ 11,354	$ 8,219	$ 9,170	$ 6,145
Portfolio turnover	138%	96%	156%	163%	152%

1 Based on average shares outstanding.
2 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:
BlackRock Healthcare Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require man-
agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor A
Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.
Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A distribution plan).

On March 14, 2011, the Board of Directors (the “Board”) of the Fund
approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Health Sciences
Opportunities Portfolio, a series of BlackRock Funds, will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Health
Sciences Opportunities Portfolio.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly trans-
action between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ
Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used.

Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.
If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates deter-
mined as of the close of business on the New York Stock Exchange
(“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settle-
ment date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independ-
ent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money
Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length trans-
action. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.
The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 17

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be
Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-
traded equity securities and foreign exchange-traded and OTC options
(the “Systematic Fair Value Price”). Using current market factors, the
Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the
NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund is informed of the ex-dividend date.

Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four years ended April 30, 2011. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

18 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Notes to Financial Statements (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if appli-
cable are shown as fees paid indirectly in the Statement of Operations.
The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount is shown as income in the Statement of
Operations.

2. Derivative Financial Instruments:
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk and equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund's maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master
Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collat-
eral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized con-
tractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with coun-
terparties that it believes have the financial resources to honor its obli-
gations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the
Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk)
and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right
(but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases
(writes) an option, an amount equal to the premium paid (received)
by the Fund is reflected as an asset (liability). The amount of the asset
(liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is pur-
chased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).
When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 19

Notes to Financial Statements (continued)

an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of April 30, 2011
Asset Derivatives
Statement of
Assets and
	Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation
on foreign currency
	exchange contracts	$ 2,753

Liability Derivatives
Statement of
Assets and
	Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation
on foreign currency
	exchange contracts	$ 842

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended April 30, 2011

Net Realized Gain (Loss) from
Foreign Currency
	Transactions	Options
Foreign currency exchange contracts	$ (69)	—
Equity contracts	—	$ 287,513

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions
Foreign currency exchange contracts	$ 1,911

For the year ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	1
Average number of contracts-US dollars sold	1
Average US dollar amounts purchased	$1,075,942
Average US dollar amounts sold	$ 145,187
Options:
Average number of option contracts written	1,416
Average notional value of option contracts written	$6,280,088

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
As of April 30, 2011, The PNC Financial Services Group, Inc.
("PNC"), Bank of America Corporation ("BAC") and Barclays Bank
PLC ("Barclays") were the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC ("BIM"), an affiliate of the Manager.
The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended April 30, 2011, the Fund reimbursed the Manager
$5,380 for certain accounting services, which are included in account-
ing services in the Statement of Operations.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is dis-
closed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended April 30, 2011, BIM received $4,281 in securities lending agent fees related to securities lending activities for the Fund.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and

20 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Notes to Financial Statements (continued)

paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended April 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund's Investor A Shares, which totaled $3,462.

For the year ended April 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$10,385
Investor C	$ 2,828

Furthermore, affiliates received contingent deferred sale charges of
$1,481 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. ("PNCGIS")), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York
Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager.
Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of share-
holder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.
Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record-
keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depend-
ing on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $1,926 in transfer agent fees for the period

May 1, 2010 to June 30, 2010, which are included as a component of transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended April 30, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Statement of Operations:

Institutional	$2,576
Investor A	$2,629
Investor B	$ 335
Investor C	$1,104
Class R	$ 254

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2011, were $397,740,976 and
$473,057,314, respectively.

Transactions in options written for the year ended April 30, 2011, were as follows:

	Calls
		Premiums
	Contracts	Received
Outstanding options, beginning of year	—	—
Options written	7,519	$ 712,179
Options closed	(2,609)	(172,841)
Options expired	(2,441)	(243,439)
Options exercised	(2,469)	(295,899)
Outstanding options, end of year	—	—

5. Income Tax Information:
Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2011 attributable to foreign currency transactions, non-
deductible expenses and the reclassification of distributions were reclassified to the following accounts:

Paid-in capital	$ (81,928)
Undistributed net investment income	$ 360,788
Accumulated net realized gain	$ (278,860)

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 21

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended
April 30, 2011 and April 30, 2010 was as follows:

	4/30/11	4/30/10
Distributions paid from:
Ordinary income	$ 2,227,570	—
Total	$ 2,227,570	—

As of April 30, 2011, the tax components of accumulated net earnings were as follows:

Long-term capital gains	$ 25,524,445
Net unrealized gains*	71,048,373
Total	$ 96,572,818

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realiza-
tion for tax purposes of unrealized losses on certain foreign currency contracts.

6. Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective
November 2009, the credit agreement had the following terms: 0.02%
upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commit-
ment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and
(b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.
In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31,
2009. Effective November 2010, the credit agreement was renewed until
November 2011 with the following terms: a commitment fee of 0.08%
per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not bor-
row under the credit agreement during the year ended April 30, 2011.

7. Concentration, Market and Credit Risk:
As of April 30, 2011, the Fund invested a significant portion of its assets in securities in the Pharmaceuticals and Health Care Providers
& Services sectors. Changes in economic conditions affecting the
Pharmaceuticals and Health Care Providers & Services sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

22 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Notes to Financial Statements (concluded)

8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	April 30, 2011		April 30, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	851,414	$ 5,367,476	1,927,705	$ 11,248,003
Shares issued to shareholders in reinvestment of dividends	85,797	534,457	—	—
Total issued	937,211	5,901,933	1,927,705	11,248,003
Shares redeemed	(6,446,014)	(38,075,929)	(4,137,375)	(23,452,322)
Net decrease	(5,508,803)	$ (32,173,996)	(2,209,670)	$ (12,204,319)
Investor A
Shares sold and automatic conversion of shares	9,846,246	$ 58,937,464	5,509,919	$ 28,553,259
Shares issued to shareholders in reinvestment of dividends	158,651	875,719	—	—
Total issued	10,004,897	59,813,183	5,509,919	28,553,259
Shares redeemed	(9,665,814)	(54,754,588)	(8,090,589)	(41,188,459)
Net increase (decrease)	339,083	$ 5,058,595	(2,580,670)	$ (12,635,200)
Investor B
Shares sold	125,057	$ 441,903	282,274	$ 923,044
Shares issued to shareholders in reinvestment of dividends	17,539	61,385	—	—
Total issued	142,596	503,288	282,274	923,044
Shares redeemed and automatic conversion of shares	(1,594,694)	(5,638,752)	(4,234,537)	(13,693,761)
Net decrease	(1,452,098)	$ (5,135,464)	(3,952,263)	$ (12,770,717)
Investor C
Shares sold	896,447	$ 3,152,174	1,845,061	$ 6,055,541
Shares issued to shareholders in reinvestment of dividends	108,261	376,740	—	—
Total issued	1,004,708	3,528,914	1,845,061	6,055,541
Shares redeemed	(3,654,311)	(12,797,894)	(4,531,035)	(14,707,201)
Net decrease	(2,649,603)	$ (9,268,980)	(2,685,974)	$ (8,651,660)
Class R
Shares sold	1,295,941	$ 4,744,907	1,864,411	$ 6,374,625
Shares issued to shareholders in reinvestment of dividends	28,072	101,338	—	—
Total issued	1,324,013	4,846,245	1,864,411	6,374,625
Shares redeemed	(1,753,340)	(6,464,061)	(1,667,330)	(5,589,959)
Net increase (decrease)	(429,327)	$ (1,617,816)	197,081	$ 784,666

9. Subsequent Events:
Management has evaluated the impact of all subsequent events on the
Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of
BlackRock Healthcare Fund, Inc. (the “Fund”), including the schedule of investments, as of April 30, 2011, and the related statement of opera-
tions for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proce-
dures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Healthcare Fund, Inc. as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in con-
formity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 24, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary distri-
butions paid by the Fund during the fiscal year ended April 30, 2011:

Payable Date
December 10, 2010
Qualified Dividend Income for Individuals†	100.00%
Dividends Qualifying for the Dividend
Received Deduction for Corporations†	31.69%

† The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

24 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2000	of New York at Albany since 2000.	98 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987;	36RICs consisting of	None
55 East 52nd Street	the Board	2007	Member of the Archdiocesan Investment Committee	98 Portfolios
New York, NY 10055	and Director		of the Archdiocese of Philadelphia since 2004; Director,
1941			The Committee of Seventy (civic) since 2006; Director, Fox
Chase Cancer Center from 2004 to 2010.
David O. Beim	Director	Since	Professor of Professional Practice at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	98Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina S. Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Associa-	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	tion and College Retirement Equities Fund from 1989 to 2003.	98 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director	Since	Professor Emeritus, New York University since 2005; John M. Olin	36RICs consisting of	AIMS Worldwide,
55 East 52nd Street		2007	Professor of Humanities, New York University from 1993 to 2005	98 Portfolios	Inc. (marketing)
New York, NY 10055			and Professor thereof from 1980 to 2005; President, Hudson
1939			Institute (policy research organization) since1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham
University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego,LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director,	36 RICsconsisting of	Newell Rubbermaid,
55 East 52nd Street		2000	McLean Hospital since 2005; Director, Harvard Business	98 Portfolios	Inc. (manufacturing)
New York, NY 10055			School Publishing from 2005 to 2010.
1952
Joseph P. Platt	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	98 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partners, LP		company)
1947			(private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation,
LLC (private investment company) from 2002 to 2008.
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	98 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments)	36 RICs consisting of	None
55 East 52nd Street		2007	since 1999; Director, College Access Foundation of California	98 Portfolios
New York, NY 10055			(philanthropic foundation) since 2009; Director, Forward
1938			Management, LLC since 2007; Director, A.P. Pharma, Inc.
(pharmaceuticals) from 1983 to 2011; Director, The James Irvine
Foundation (philanthropic foundation) from 1998 to 2008.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 25

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish	Director	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street		2007	accountants and consultants) since 1976; Chairman Elect of	98 Portfolios
New York, NY 10055			the Professional Ethics Committee of the Pennsylvania Institute
1951			of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania
State University Accounting Department since 2001; Trustee, The
Holy Family Foundation from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to 2008;
Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter	Director	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street		2007	Business, University of Pittsburgh since 2005 and Dean thereof	98Portfolios
New York, NY 10055			from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945			since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served as a Director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in
2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W.
Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999;
Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	165 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	290 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	165 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	290Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and itsaffiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

26 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc.from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S.Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.)Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund
55 East 52nd Street		2007	Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001
New York, NY 10055			to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Fund
BlackRock Advisors, LLC	JP Morgan Chase Bank, N.A.	State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Wilmington, DE 19809	Brooklyn, NY 11245	and Trust Company	New York, NY 10022	Wilmington, DE 19809
Princeton, NJ 08540
Sub-Advisor	Transfer Agent		Legal Counsel
BlackRock Investment	BNY Mellon Investment	Independent Registered	Sidley Austin LLP
Management, LLC	Servicing (US) Inc.	Public Accounting Firm	New York, NY 10019
Plainsboro, NJ 08536	Wilmington, DE 19809	Deloitte & Touche LLP
Princeton, NJ 08540

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Fund.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 27

Additional Information

General Information

Electronic Delivery
Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:
Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:
Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:
1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery
2) Select “eDelivery” under the “More Information” section
3) Log into your account

Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800)
SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

28 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

Additional Information (continued)

Shareholder Privileges

Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

30 BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock India Fund		BlackRock Science & Technology
BlackRock China Fund	BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock Floating Rate Income Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Municipal Fund		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK HEALTHCARE FUND, INC. APRIL 30, 2011 31

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless
accompanied or preceded by the Fund’s current prospec-
tus. Past performance results shown in this report should
not be considered a representation of future performance.
Invest-ment returns and principal value of shares will fluctu-
ate so that shares, when redeemed, may be worth more or
less than their original cost. Statements and other informa-
tion herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Healthcare Fund,	$35,500	$34,500	$0	$0	$37,950	$6,789	$0	$85
Inc.

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser)
that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1] The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services include tax compliance, tax advice and tax planning.
[3] The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Healthcare Fund,	$37,950	$17,651
Inc.

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Healthcare Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Healthcare Fund, Inc.

Date: July 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Healthcare Fund, Inc.

Date: July 6, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Healthcare Fund, Inc.

Date: July 6, 2011